POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JULY 19, 2010 TO THE PROSPECTUS
DATED JANUARY 25, 2010 OF:

PowerShares CEF Income Composite Portfolio (the "Fund")

The third paragraph under the section titled "Summary Information—Principal Investment Strategies" is hereby deleted and replaced with the following:

The Underlying Index is compiled, maintained and calculated by the Index Provider. The Underlying Index is reconstituted and rebalanced quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund will invest in the Underlying Funds comprising the Underlying Index in proportion to their weightings in the Underlying Index to the extent practicable; however, due to limitations under the 1940 Act with respect to investments in other investment companies, the Adviser currently intends to utilize a "sampling" methodology in seeking to achieve the Fund's investment objective.

The section titled "Summary Information—Principal Risks of the Fund—Non-Correlation Risk" is hereby deleted and replaced with the following:

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions. For example, due to the 1940 Act limits on the Fund's investments in other investment companies, the Fund currently is not able to invest in all of the securities included in the Underlying Index in the same weightings as the Underlying Index.

Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may also delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes derivative positions, its return may not correlate as well with the return of the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

The section titled "Summary Information—Principal Risks of the Fund—Replication Management Risk" is hereby deleted and replaced with the following:

Sampling Risk. The Fund's use of a representative sampling approach may result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Indexing Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Underlying Index.

The first paragraph of the section titled "Additional Information About the Fund's Strategies and Risks—Additional Investment Strategies" is hereby deleted and replaced with the following:

Because of the limitations under the 1940 Act with respect to investments in other investment companies, the Fund does not currently purchase all of the securities in the Underlying Index. Instead, the Adviser utilizes a "sampling" methodology in seeking to achieve the Fund's objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe and/or purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for securities in the Underlying Index to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization and other financial characteristics of securities. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in the Underlying Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Please Retain This Supplement For Future Reference.

P-PCEF-PRO-STK-1 7/19/10